                                                                   EXHIBIT 10.10

                        MODIFICATION AND WAIVER AGREEMENT

      THIS MODIFICATION AND WAIVER AGREEMENT (this "Agreement"), is made effective as of the 14th day of September, 2004, by and between Chemokine Therapeutics Corp., a Delaware corporation (the "Chemokine"), and Pharmaceutical Product Development, Inc., a North Carolina corporation ("PPD").

                                    RECITALS

      A. Chemokine and PPD entered into a certain Loan and Stock Warrant Agreement dated effective as of October 16, 2002 (the "Loan Agreement"), a Warrant Agreement dated as of November 13, 2002 (the "Warrant Agreement"), an Agreement Re: Exercise of Stock Warrant dated April 15, 2003 ("Exercise Agreement"), an Option and License Agreement dated April 15, 2003 ("License Agreement") and an Exclusive Provider Master Services Agreement dated April 15, 2003 ("Master Services Agreement") (the Loan Agreement, Warrant Agreement, Exercise Agreement, License Agreement and Master Services Agreement are sometimes referred to herein collectively as the "Existing Agreements").

      B. Chemokine intends to make an initial public offering of its shares of common stock ("IPO") and register the shares on Form SB-2 Registration Statement with the Securities and Exchange Commission and with the relevant Canadian securities regulatory authorities. For purposes of this Agreement only, Chemokine has provided the Registration Statement Form SB-2, containing the Preliminary Prospectus for the IPO as filed with the Securities and Exchange Commission on August 2, 2004, (collectively, the "IPO Documents") to PPD.

      C. Due to certain restrictions in the Existing Agreements, Chemokine has requested PPD to consent to the IPO and the other agreements set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Chemokine and PPD covenant to and agree with each other as follows:

      1. Payment of Payables. Immediately upon execution of this Agreement, Chemokine will pay to PPD the current outstanding receivables of US$135,000.

      2. Consent to IPO. PPD consents to the IPO with shares of Chemokine's common stock being offered upon the terms set forth in the IPO Documents submitted to PPD. PPD's consent herein shall be ineffective with respect to any material changes which are made to the IPO Documents without PPD's written consent. As used herein, a "material change" means and refers to any modification which may have an adverse financial or legal impact upon PPD, upon PPD's stock in Chemokine, or upon PPD's rights under the Existing Agreements, except that Chemokine and its selling agent may set the IPO offering price in good faith at the price accepted in the marketplace. Chemokine acknowledges to and agrees with PPD as follows: (a)

Chemokine has provided the IPO Documents to PPD solely for the purposes of this Agreement; (b) PPD is not a participant in the IPO in any manner; (c) PPD has no duty to Chemokine or any third party to review the IPO Documents or to confirm the accuracy of any provisions therein (and, in this respect, any review of the IPO Documents by PPD is solely to protect its interests under the Existing Agreements); and (d) the consent herein is not an endorsement of the IPO by PPD.

      3. Deletion of Certain Covenants in Loan and Stock Warrant Agreement. The parties agree that, effective upon the closing of the IPO, Chemokine shall have no obligations under sections 4.01, 4.03, 4.04, 4.06, 4.07, 4.11, 4.12,
4.13, 4.14, 4.15, 4.17 and 4.18 of the Loan Agreement from and after the IPO closing (it being understood that, except as set forth in Paragraph 8 below, all obligations required to be performed under such sections prior to the IPO closing are expressly preserved). Notwithstanding anything in the Loan Agreement or in the following enumerated sections thereof to the contrary, (a) sections
4.02 and 4.05 of the Loan Agreement shall remain in effect and shall terminate only when Chemokine has fulfilled such covenants, and (b) sections 4.08, 4.09, 4.10, and 4.16 of the Loan Agreement shall remain in effect and shall terminate only when PPD no longer holds at least 750,000 shares of Chemokine's common or preferred stock, or a combination thereof (which number of shares shall be proportionately adjusted for stock splits, combinations, reclassifications, mergers, consolidations, reorganizations or otherwise).

      4. Covenant Regarding Preferred Stock. Chemokine covenants that it shall restrict future issuances of its Series A Preferred Stock so that no more than 2,500,000 shares of its Series A Preferred Stock shall be outstanding at any time without the prior written consent of PPD. This covenant shall terminate only when PPD no longer holds at least 1,250,0000 shares of Chemokine's Series A Preferred Stock (which number of shares shall be proportionately adjusted for stock splits, combinations, reclassifications, mergers, consolidations, reorganizations or otherwise).

      5. Exclusive Provider Master Services Agreement. The parties agree that, effective upon the closing of the IPO, the Master Services Agreement shall be rescinded; provided, however, that such rescission shall not affect or impair any obligations of Chemokine to PPD which have accrued or are due in respect of periods prior to the closing of the IPO.

      6. Section 12.02 of Option and License Agreement. Chemokine agrees that the email communication of May 10, 2004, from Dr. Hassan Salari to Nadine Chien constitutes the Non-Licensed CT Compound License Notice contemplated by Section
12.02 of the License Agreement with respect to compounds CTCM-226, CTCE-9908, CTCM-189, CTCE-0324, CTCE-0021, CTCE-0022, CTCE-0326, CTCM-111 and that the email communication of July 1, 2004, from Dr. Hassan Salari to Nadine Chien constitutes the Non-Licensed CT Compound License Notice contemplated by Section
12.02 of the License Agreement with respect to compounds CTCE-0029, CTCE-0448, CTCE-02111 and CTCE-02112. Further, the parties agree that, effective upon the closing of the IPO, section 12.02 of the License Agreement shall be amended to read in full as follows (and the time periods following the foregoing notices shall be determined in accordance with amended section 12.02 as if section 12.02, as amended hereby, had been in effect at the time the foregoing notices were given):

      12.02 Right to First Negotiate for a Non-Licensed CT Compound.

            In the event Licensor desires to grant an exclusive license to develop, use, offer for sale or sell any compound that is owned or Controlled by CT and that is a compound other than a CT Compound ("Non-Licensed CT Compound") to any Third Party, Licensor shall notify Licensee thereof in writing (the "Non-Licensed CT Compound License Notice"). Licensee shall notify Licensor in writing within thirty (30) business days of receipt of the Non-Licensed CT Compound License Notice whether or not it desires to acquire an exclusive license of the Non-Licensed CT Compound identified in the Non-Licensed CT Compound License Notice. In the event Licensee fails to notify Licensor in writing within such 30-day period or notifies Licensor that it does not desire to obtain an exclusive license for such Non-Licensed CT Compound, then Licensor shall have the right for a period of six (6) months after either the receipt of such notice from Licensee or the expiration of the 30-day period to grant to any Third Party an exclusive license to develop, use, offer for sale or sell said Non-Licensed CT Compound on terms and conditions acceptable to Licensor in its sole discretion. Such time period shall be extended for one (1) additional thirty (30) day period as required (an "Extension") if the parties are using their best efforts and negotiating in good faith to reach such an agreement, and have made significant progress in so doing, but cannot conclude such negotiations and/or execute a definitive agreement within such six-month period. If Licensor and a Third Party do not enter into a definitive agreement for an exclusive license or other business arrangement of the Non-Licensed CT Compound within this six month period (or longer in the case of an Extension), the restrictions set forth in this Section 12.02 shall again become effective.

            In the event Licensee notifies Licensor that it desires to enter into negotiations with Licensor to acquire an exclusive license for the Non-Licensed CT Compound identified in the Non-Licensed CT Compound License Notice (the "Exercise Notice"), Licensee shall thereafter have the right, for a period of three (3) months after receipt of the Non-Licensed CT Compound License Notice (the "Negotiation Period"), to negotiate, execute and deliver a definitive agreement for the exclusive license to develop, use, offer for sale or sell such Non Licensed CT Compound. Such time period shall be extended for one (1) additional thirty (30) day period as required (an "Extension") if the parties are using their best efforts and negotiating in good faith to reach such an agreement, and have made significant progress in so doing, but cannot conclude such negotiations and/or execute a definitive agreement within such Negotiation Period. In the event Licensee and Licensor do not enter into a definitive agreement for the license of the Non-Licensed CT Compound on or before the expiration of the Negotiation Period or an Extension thereof, then Licensor shall have the right for a period of six (6) months after the expiration of such Negotiation Period (or longer in the event of one (1) permitted thirty
      (30) day Extension) to grant to any Third Party a license to develop, use, offer for sale or sell the Non-Licensed CT Compound on terms and conditions which are, on the whole, no more favorable to such Third Party than the terms and conditions, if any, last offered by Licensee to Licensor during the Negotiation Period or an Extension thereof. If Licensor and a Third Party do not enter into a definitive agreement for an exclusive license of the Non-Licensed CT Compound within the six-month period (or longer in the case of an Extension), the restrictions set forth in this Section 12.02 shall again become effective.

      7. Agreement Re: Exercise of Stock Warrant. The parties agree that, effective as of the closing of the IPO, the Exercise Agreement shall be amended as follows: (a) subsections 4(a) and 4(b) shall be deleted, and (b) Section 4(f) shall be amended to delete any reference to and any inclusion of the Master Services Agreement.

      8. Waiver of Breaches. Chemokine does not concede or acknowledge any breach or violation of any provision of any agreement with PPD; however, to the extent that Chemokine might have committed any such breach or violation prior to the date hereof, PPD agrees to waive, effective as of the closing of the IPO, any such past breach or violation and releases Chemokine, effective as of the closing of the IPO, from any loss, claim, liability, damage, cause of action, or other harm to PPD, known and unknown, arising therefrom or related thereto, with respect to the following provisions: (a) Loan Agreement - sections 4.01, 4.03(a), (b) (but only with respect to the Permitted Amendment) and (d), 4.04, 4.08, 4.10 (to the extent disclosed in the Form SB-2 Registration Statement), and 4.17(a); and (b) Exercise Agreement - 4(a), 4(b), 4(i), 4(d) (but only to the extent of waiving any breach of the "time is of the essence" clause), and 4(e) (but only to the extent of waiving any breach of the "time is of the essence" clause). The waivers in this Paragraph 8 shall not constitute a consent to, waiver of, or excuse for, any future breach of the same or similar nature. PPD consents to the amendment of Article IV of the restated and amended certificate of incorporation of Chemokine to increase the authorized number of shares of common stock to fifty million shares in the form attached hereto as Attachment C (the "Permitted Amendment").

      9. Consulting Services. Chemokine shall enter into a six month consulting agreement with PPD pursuant to which PPD shall render guidance and advice to Chemokine in connection with the development of CTCE-0214. The consulting agreement shall be in the form of the Consulting Agreement attached hereto as Attachment A (the "Consulting Agreement"). The parties shall execute and deliver the Consulting Agreement contemporaneously with the execution hereof, and the Consulting Agreement shall become effective as of the closing of the IPO. Pursuant to the Consulting Agreement, Chemokine shall pay to PPD a consulting fee of US$150,000 in six equal monthly payments commencing upon the closing of the IPO.

      10. Additional Warrants. Chemokine shall grant to PPD warrants to purchase 500,000 shares of common stock at an exercise price equal to the IPO price per share to be exercised at PPD's option, within 36 months of the closing of the IPO pursuant to the Registration Statement filed with the SEC in connection with the IPO. The warrants shall be governed by the terms of the Warrant Agreement attached to this Agreement as Attachment B (the "2004 Warrant Agreement"). The parties shall execute and deliver the 2004 Warrant Agreement contemporaneously with the execution hereof, and the 2004 Warrant Agreement shall become effective as of the closing of the IPO. The warrants shall have a "cashless" exercise feature such that the number of shares to be issued if the cashless exercise is chosen will be the total equity built up in the warrants divided by the then-current common share price. The shares to be issued would be included in a then-current registration statement, if any, or on Form S-3 if Chemokine is eligible to use Form S-3.

      11. Phase I Clinical Studies. Chemokine shall use a sufficient amount of the proceeds of the IPO to perform to completion the CTCE-0214 "Phase I Study" as defined in Section 1.22 of the License Agreement (herein, the "Phase I Clinical Studies"). An initial protocol of the Phase I Clinical Studies shall be performed in accordance with the Study Protocol between the parties dated April 26, 2004 entitled "A DOUBLE-BLIND, ACTIVE-AND PLACEBO-CONTROLLED DOSE-ESCALATION STUDY OF THE SAFETY, PHARMACOKINETICS, AND PHARMACODYNAMICS OF A SINGLE SUBCUTANEOUS DOSE OF CTCE-0214 ADMINISTERED TO HEALTHY HUMAN SUBJECTS", as the same was heretofore amended by amendment dated August 5, 2004 entitled "Protocol Amendment Summary" and as the same may be hereafter amended in accordance with its own terms (collectively, the "Initial Protocol"). The provisions of the Initial Protocol are incorporated herein by this reference. The Phase I Study set forth in Section 1.22 of the License Agreement includes, without limitation, the Phase I clinical study contemplated in the Initial Protocol (the "Initial Protocol Study") and the Phase I clinical studies set forth in Schedules 4(e)-1 and 4(e)-2 of the Exercise Agreement (the Phase I Study is expressly not limited to the Initial Protocol Study). On or before the IPO closing, Chemokine will initiate the Phase I Clinical Studies and thereafter will use commercially reasonable efforts to prosecute the Phase I Clinical Studies to completion within 18 months of the initiation of the Phase I Clinical Studies. In addition, on or before the IPO closing, Chemokine will initiate the Initial Protocol Study and thereafter will use commercially reasonable efforts to prosecute the Initial Protocol Study to completion within 8 months of the initiation of the Initial Protocol Study. Chemokine will be solely responsible for all costs and expenses associated with the Phase I Clinical Studies. In order to confirm Chemokine's compliance with the covenants in this Paragraph 11, PPD (or its designee) shall have the right, during business hours and upon reasonable notice, to examine Chemokine's books and records pertaining to CTCE-0214 and to discuss all aspects of CTCE-0214 with Chemokine's officers, employees and public accountants (Chemokine hereby authorizes said officers, employees and public accountants to discuss all aspects of CTCE-0214 with PPD or its designee).

      12. Captions. All captions contained in this Agreement are for reference only and do not interpret, define, or limit the scope, extent, or intent of this Agreement or any of its provisions.

      13. Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if all parties had executed the same counterpart. All counterparts shall be construed together and shall constitute one Agreement.

      14. Number; Gender; Dollars. As used in this Agreement and when required by the context, the singular number shall include the plural and the masculine gender shall include the feminine and neuter genders and the word "person" shall include corporation, firm, partnership, individual, or other form of association. All references to "dollars" or "$" in this Agreement shall mean and refer to dollars in United States currency, unless specifically indicated as Canadian currency.

      15. Drafting Agreement. The parties are of equal bargaining strength and have had the opportunity to discuss and negotiate this Agreement in detail. Each of the parties waives all provisions of law that would otherwise require this Agreement to be construed against the party drafting this Agreement. Each party shall be deemed to have drafted this Agreement.

      16. Further Assurances. The parties shall from time to time, without further consideration, do and perform all such further acts and things and execute all such further documents and instruments that may be reasonably requested to ensure the carrying out of the intent and purpose of this Agreement. Each party shall perform its obligations under this Agreement in accordance with all applicable laws, rules, and regulations now or hereafter in effect. Except where expressly stated to the contrary in this Agreement, all rights and remedies specified are cumulative and are not exclusive of any rights or remedies provided by law or in equity.

      17. Notices. Any notice required or permitted to be given hereunder shall be given in accordance with the terms of the Loan Agreement.

      18. Severability. If any provision in this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      19. Governing Law. This Agreement will be governed by the laws of the State of North Carolina without regard to conflicts of laws principles.

      20. Jurisdiction; Venue. Chemokine hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any other claims which may arise out of its relationship with PPD may be instituted in the Superior Court in New Hanover County, North Carolina or in the United States District Court for the Eastern District of North Carolina. Chemokine consents to the jurisdiction of such courts and waives any objection to the maintenance of any legal action or proceeding in any state or federal courts of the State of North Carolina on the basis of improper venue or inconvenient forum.

      21. Integrated Agreement; Amendment. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties; there are no agreements, understandings, restrictions, representations, or warranties other than those set forth in this Agreement. All schedules, exhibits, attachments and appendices attached hereto and referenced herein are incorporated herein and are an integral part of this Agreement for all purposes. This Agreement may be amended only by an instrument in writing signed by all parties that expressly refers to this Agreement and specifically states that it is intended to amend it. Furthermore, this Agreement may not be modified by an oral agreement even though supported by new consideration.

      22. No Waiver. No term or provision of this Agreement shall be waived or any breach of this Agreement excused except in writing signed by the party that is claimed to have so waived or excused. No waiver of any provision of this Agreement shall constitute a waiver of any other provision. Any consent or waiver by any party to any breach of this Agreement by the other party, whether expressed or implied, shall not constitute a consent to, waiver of, or excuse for, any other breach. The failure of any party to give notice to the other party, or to take any other step in respect of, any breach of any provision of this Agreement shall not constitute a waiver thereof. Acceptance of payment by a party after the breach of any provision of this Agreement by the other party shall not constitute a waiver thereof.

      23. Relationship Between the Parties. This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between the parties. No party shall have the right to obligate or bind the other party in any manner whatsoever. Neither party is an agent of the other party.

      24. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

      25. Time of Essence. Time is of the essence with respect to all dates and time periods set forth herein.

      26. No Claims. Except as to future obligations and future performance required by the Existing Agreements, as modified by this Agreement, Chemokine agrees that, as of the date hereof, there are no claims, causes of action, debts, demands, damages, losses, costs or expenses (including attorneys' fees) of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which Chemokine may have or claim to have against PPD or any of its subsidiaries or affiliates. In consideration of PPD's entrance into this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Chemokine hereby releases and forever discharges PPD and its subsidiaries and affiliates, and its and their officers, directors, agents, attorneys, successors and assigns, from and against any and all claims, causes of action, debts, demands, damages, losses, costs or expenses (including attorneys' fees) of any kind, character or nature whatsoever, known or unknown, fixed or contingent, whether at law or in equity, in contract or tort, that, as of the date hereof, Chemokine has, may now have or may hereafter have.

      27. Ratification. Except as modified or supplemented by this Agreement, all of the terms and conditions of the Existing Agreements are hereby ratified and confirmed and remain in full force and effect.

      28. Obligations Contingent upon Closing of IPO. The obligations of the parties to this Agreement in Paragraphs 2 through 11 above are contingent upon the closing of the IPO on or before February 28, 2005 (the "Termination Date"). If the IPO does not close on or before the Termination Date, then Paragraphs 2 through 11 above shall be null and void and of no force or effect. The IPO shall be deemed closed for purposes of this Agreement at such time as Chemokine shall issue a minimum of eight million shares of common stock registered under the SB-2 Registration Statement for the IPO.

                            [SIGNATURE PAGE FOLLOWS]

                                 EXECUTION PAGE

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

Chemokine Therapeutics Corp.         Pharmaceutical Product Development, Inc.

By:   /s/ Hassan Salari              By: /s/ Fred Davenport
      Dr. Hassan Salari, President   Title: President

                                  ATTACHMENT A

                            2004 CONSULTING AGREEMENT

      THIS 2004 CONSULTING AGREEMENT (this "Agreement"), is made by and between Chemokine Therapeutics Corp., a Delaware corporation (the "Chemokine"), and Pharmaceutical Product Development, Inc., a North Carolina corporation ("PPD"), as of September 14, 2004.

                                    RECITALS

      A. Chemokine is engaged in the development and sale of pharmaceutical products;

      B. PPD is a clinical research organization engaged in the business of managing research and development programs for pharmaceutical and biotechnology companies;

      C. Chemokine is in the process of registering shares of common stock with the Securities and Exchange Commission on Form SB-2 for purposes of a public offering to raise capital to further its research and development activities. The IPO shall be deemed closed for purposes of this Agreement at such time as Chemokine shall issue a minimum of eight million shares of common stock registered under the SB-2 Registration Statement for the IPO ("IPO Date").

      D. Pursuant to agreements previously entered into between the parties, Chemokine and PPD each has an interest in the development of CTCE-0214.

      E. Chemokine desires to seek advice and consultation from PPD in connection with the development of CTCE-0214, and PPD has agreed to provide the same to Chemokine.

      WHEREFORE, in consideration of the premises and covenants contained herein, the parties agree as follows:

      1. Consulting Advice. In the six-month period following the IPO Date, PPD shall consult with Chemokine from time to time as requested by Chemokine in connection with issues relating to the development of CTCE-0214, including the following: a) the design and execution of clinical trials; b) the evaluation of the results of clinical trials; and c) the design, execution and evaluation of research and development activities. Such consultation may take the form of telephone conversations, telephone conferences, televideo conferences, and the evaluation of written materials. Such consultation shall not require in person meetings.

      2. Coordination with PPD. Notwithstanding PPD's commitment to consultation, PPD shall be required to render such consultation only upon reasonable prior notice and at such times and places which (i) are reasonably acceptable to PPD, and (ii) do not unduly interfere with the ability of PPD to conduct its own business activities.

      3. Compensation to PPD. As consideration for this consulting advice, Chemokine shall pay to PPD the sum of $150,000 (United States currency) in six equal monthly installments. The first monthly installment shall be due on or immediately after the IPO Date, and the remaining monthly installments shall be due on the same day of the five (5) succeeding months thereafter. Chemokine shall pay the monthly installments to PPD regardless of (i) whether and/or to what extent Chemokine has requested consultation from PPD during any particular month, and (ii) the frequency or scope of consultation rendered by PPD during any particular month.

      4. Confidentiality. PPD shall be subject to the same confidentiality obligations, duties and responsibilities that exist under the current agreements between PPD and Chemokine.

      5. Termination. If Chemokine is unsuccessful in completing the IPO, then this Agreement shall terminate and the parties shall have no obligation to each other under this Agreement.

      6. Drafting Agreement. The parties are of equal bargaining strength and have had the opportunity to discuss and negotiate this Agreement in detail. Each of the parties waives all provisions of law that would otherwise require this Agreement to be construed against the party drafting this Agreement. Each party shall be deemed to have drafted this Agreement.

      7. Notices. Any notice required or permitted to be given hereunder shall be given at the main business addresses of the parties.

      8. Severability. If any provision in this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      9. Governing Law. This Agreement will be governed by the laws of the State of North Carolina without regard to conflicts of laws principles.

      10. No Waiver. No term or provision of this Agreement shall be waived or any breach of this Agreement excused except in writing signed by the party that is claimed to have so waived or excused. No waiver of any provision of this Agreement shall constitute a waiver of any other provision. Any consent or waiver by any party to any breach of this Agreement by the other party, whether expressed or implied, shall not constitute a consent to, waiver of, or excuse for, any other breach. The failure of any party to give notice to the other party, or to take any other step in respect of, any breach of any provision of this Agreement shall not constitute a waiver thereof. Acceptance of payment by a party after the breach of any provision of this Agreement by the other party shall not constitute a waiver thereof.

      11. Relationship Between the Parties. This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between the parties. No party shall have the right to obligate or bind the other party in any manner whatsoever. Neither party is an agent of the other party.

      12. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

      13. Jurisdiction; Venue. Chemokine hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any other claims which may arise out of its relationship with PPD may be instituted in the Superior Court in New Hanover County, North Carolina or in the United States District Court for the Eastern District of North Carolina. Chemokine consents to the jurisdiction of such courts and waives any objection to the maintenance of any legal action or proceeding in any state or federal courts of the State of North Carolina on the basis of improper venue or inconvenient forum.

      14. Integrated Agreement. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties; there are no agreements, understandings, restrictions, representations, or warranties other than those set forth in this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                 EXECUTION PAGE

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

Chemokine Therapeutics Corp.            Pharmaceutical Product Development, Inc.

By: _________________________________   By: _________________________________
      Dr. Hassan Salari, President      Title: ______________________________

                                 EXECUTION PAGE

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

Chemokine Therapeutics Corp.            Pharmaceutical Product Development, Inc.

By: _________________________________   By: _________________________________
      Dr. Hassan Salari, President      Title: ______________________________

                                  ATTACHMENT B

                             2004 WARRANT AGREEMENT

      THIS WARRANT AGREEMENT (the "Agreement"), dated as of September 14, 2004, is made and entered into by and between CHEMOKINE THERAPEUTICS CORP., a Delaware corporation (the "Company"), and PHARMACEUTICAL PRODUCT DEVELOPMENT, INC. (the "Warrantholder").

      This Agreement is executed and delivered pursuant to the terms and conditions of that certain Modification and Waiver Agreement of even date by and between the Company and the Warrantholder (the "Modification Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Modification Agreement. Pursuant to and in accordance with the terms and conditions of the Modification Agreement, the Company agrees to issue and sell, and the Warrantholder agrees to purchase, for a purchase price of $1.00, warrants, as hereinafter described (the "Warrants"), to purchase a number of shares (the "Shares"), subject to adjustment pursuant to the terms hereof, of the Company's Common Stock, $.001 par value (the "Common Stock").

      In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

      Section 1. Transferability and Form of Warrants.

             1.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued. The Company may deem and treat the Warrantholder of record as the owner of the Warrants for the purpose of any exercise thereof and any distribution to the holder thereof and for all other purposes.

             1.2 Transfer. The Warrants shall be transferable in whole or in part only on the books of the Company maintained at its principal office in Vancouver, British Columbia, or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Warrantholder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer, and if reasonably determined by counsel to the Company, an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from registration under the Securities Act of 1933, as amended (the "Act"). Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person or persons entitled thereto, and the surrendered Warrants shall be canceled by the Company.

             1.3 Transfer of the Warrants. The Warrants are freely transferable by the Warrantholder, subject to applicable requirements of state and federal securities laws and regulations and Section 1.5. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term "Warrantholder" shall include any transferee or transferees of the Warrants pursuant to this subsection 1.3, and the term "Warrants" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement. The Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Warrantholder that, in the opinion of counsel selected by the Company, a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Securities and Exchange Commission (the "Commission").

      1.4 Form of Warrants. The text of the Warrants and the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its President or by a Vice President. A Warrant bearing the signature of an individual who was at the time of signature the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

      The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

      1.5 Legend on Shares. Each Warrant certificate and certificate of Shares initially issued upon exercise of the Warrants shall bear the following legend, unless, at the time of exercise, such Shares are subject to a currently effective registration statement under the Act:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT PURSUANT TO A REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED."

      Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act, of the securities represented thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions. In addition, if the Shares deliverable upon exercise of any Warrants are not subject to a currently effective Registration Statement under the Act, the Warrantholder shall deliver to the Company such representations and certifications as the Company, or the Company's counsel, shall reasonably require in order to comply with applicable federal and state securities laws for the issuance of such Shares.

      Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person or persons entitled thereto a new Warrant certificate as so requested and the Warrants so surrendered for exchange shall be canceled by the Company.

      Section 3. Term of Warrants; Exercise of Warrants.

      3.1 Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., Pacific Time, on the date of the closing of the IPO, which shall be deemed closed for purposes of this Agreement at such time as Chemokine shall issue a minimum of eight million shares of common stock registered under the SB-2 Registration Statement for the IPO ("IPO Closing Date") of the Company's initial public offering ("IPO") pursuant to an effective registrations statement filed on Form SB-2 on August 2, 2004, and ending at 5:00 p.m., Pacific Time, on the Warrant Termination Date, which shall be 36 months after IPO Closing Date, to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof), for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by a Warrantholder). Payment of the aggregate Warrant Price shall be made in cash, by check, or as set forth in
Section 3.3.

      3.2 The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part. Any Warrants not surrendered to the Company for exercise in accordance with Section 3.1 prior to 5:00 p.m., Pacific Time, on the Warrant Termination Date shall be void.

      3.3 The Warrants shall be deemed to have been exercised immediately prior to the close of business on the date of their surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares issuable upon such exercise together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender; provided that if the Shares deliverable upon exercise of any Warrants are not subject to a currently effective Registration Statement under the Act, the Warrantholder has delivered such representations and certifications as the Company, or the Company's counsel, may reasonably require pursuant to Section
1.5 hereof. If the Warrants are exercised in part, the Company at its expense will execute and deliver new Warrants of like tenor exercisable for the number of Shares for which the Warrants may then be exercised.

      3.4 In lieu of exercising the Warrants, the Warrantholder may elect to receive Shares equal to the value of the Warrants (or the portion thereof being canceled) by the surrender of the Warrants at the principal office of the Company together with notice of such election in which event the Company shall issue to the Warrantholder a number of shares of Common Stock computed using the following formula:

             Y (A - B)
         X = ---------
                 A

      Where

      X - The number of Shares to be issued to Warrantholder.

      Y - The number of Shares purchasable under the Warrant, or if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled on such date.

      A - The Current Market Price of one share of the Company's Common Stock (as defined in below).

      B - Warrant Price (as adjusted to the date of such calculations).

      For purposes of this Agreement, the term, "Current Market Price" shall mean the average of the per share closing bid prices of the Company's Common Stock quoted in the Over-the-Counter Market summary or the average of the per share closing prices quoted on the TSX, the TSX Venture Exchange, or the NASDAQ National Market, or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of the Wall Street Journal, or other Canadian national newspaper (or, if not so reported, as otherwise reported by the TSX Group or the NASDAQ System) for five (5) trading days prior to the date notice of exercise is given to the Company. If trading in the Common Stock is not reported by the NASDAQ system, the bid price referred to above shall be the average of the lowest bid price for five (5) trading days as reported in the "pink sheets" published by the National Quotation Bureau, Incorporated. If the Common Stock is quoted on the NASDAQ National Market or listed on any exchange, the closing price referred to above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices.

      Section 4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the Shares; provided, however, that the Company shall not be required to pay any tax which may be payable with respect to any secondary transfer of the Warrants or the Shares.

      Section 5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant.

      Section 6. Reservation of Shares. There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, (i) out of its authorized Common Stock, such number of Shares of Common Stock as shall be subject to purchase under the Warrants.

      Section 7. Warrant Price. The price per Share at which Shares shall be purchasable upon the exercise of the Warrants (the "Warrant Price") shall be equal to the IPO price per share on the IPO Closing Date subject to further adjustment pursuant to Section 8 hereof.

      Section 8. Adjustments. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

      8.1 Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive upon exercise of the Warrants and payment of the Warrant Price, the number of Shares of Common Stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the Shares deliverable upon exercise of the Warrants would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if the Warrants had been exercised immediately before consummation of such reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of the Warrants with respect to the rights and interests of the Warrantholder after the reorganization, merger, consolidation or sale to the end that the provisions of the Warrants (including adjustment of the Warrant Price then in effect and the number of Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the Warrants.

      8.2 Splits, Subdivisions and Dividends. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding Shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional Shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional Shares of Common Stock or Common Stock Equivalents (including the additional Shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of Shares shall be appropriately increased in proportion to such increase of outstanding shares so that the Warrantholder would have the number of shares to which a holder of the Shares deliverable upon exercise of the Warrants would have been entitled had the warrants been exercised immediately prior to such split, subdivision or dividend for the same aggregate price as would have been paid immediately prior to such split, subdivision or dividend.

      8.3 Combination or Reverse Split of Shares. If the number of Shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of, or a reverse split affecting, the outstanding Shares of Common Stock, the Warrant Price shall be appropriately increased and the number of Shares shall be appropriately decreased in proportion to such decrease in outstanding shares so that the Warrantholder would have the number of shares to which a holder of the Shares deliverable upon exercise of the Warrants would have been entitled had the warrants been exercised immediately prior to such combination or reverse split for the same aggregate price as would have been paid immediately prior to such combination or reverse split.

      8.4 No Adjustment. No adjustment in the number of Shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection 8.4 are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

      8.5 Notice of Adjustment. Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants and the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

      Section 9. Fractional Interests; Current Market Price. The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term, "Current Market Price" shall mean the average of the per share closing bid prices of the Company's Common Stock quoted in the Over-the-Counter Market summary or the average of the per share closing prices quoted on the TSX, the TSX Venture Exchange, or the NASDAQ National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of the Wall Street Journal, or other Canadian national newspaper (or, if not so reported, as otherwise reported by the TSX Group or the NASDAQ System) for five
(5) trading days prior to the date notice of exercise is given to the Company. If trading in the Common Stock is not reported by the NASDAQ system, the bid price referred to above shall be the average of the lowest bid price for five (5) trading days as reported in the "pink sheets" published by the National Quotation Bureau, Incorporated. If the Common Stock is quoted on the NASDAQ National Market or listed on any exchange, the closing price referred to above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices.

      Section 10. No Rights as Stockholders; Notices to Warrantholders. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its respective transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

      (a) any action which would require an adjustment pursuant to Section 8; or

      (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed:

      then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 14 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. The failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

      Section 11. Registration Rights.

      11.1 Company Registration. If the Company has a then-current registration statement at the time that the Warrantholder decides to exercise its Warrants under which the registration of the Shares is permissible, the Warrantholder may notify the Company of its intent to exercise its Warrants and its desire that the Shares be included in such registration statement. If, acting with reasonable promptness upon receipt of such notice, the Company is able to amend the registration statement to include the Shares within the time period that the registration would otherwise remain effective, then the Company shall amend such registration statement to include such Shares. If the Company is eligible to use Form S-3, and the Company does not have a then-current registration statement that could be amended to include the Shares, then the Company shall register the Shares on Form S-3.

      11.2 Expenses. All fees, disbursements and out-of-pocket expenses in connection with the filing or amendment of any registration statement or Form S-3 under this Section 11 (or obtaining the opinion of counsel and any no-action position of the Commission with respect to sales under Rule 144) and in complying with applicable securities and Blue Sky laws shall be borne by the Company including reasonable fees of one counsel for the holders of the Shares; provided, however, that such reasonable fees shall not exceed $5,000, and that the Company shall be required to comply with the Blue Sky laws only in the state of New York and two other states to be designated by the Warrantholder. The Company at its expense will supply any holder of the Shares with copies of such registration statement and the prospectus included therein and other related documents, and any opinions and no-action letters in such quantities as may be reasonably requested by the holder of the Shares.

      11.3 The Company agrees that until all Shares have been sold under a registration statement or pursuant to Rule 144 under the Act, it will keep current in filing all materials required to be filed with the Commission in order to permit the holders of such securities to sell the same under Rule 144.

      Section 12. Indemnification.

            12.1 In the event of the filing or amendment of any registration statement with respect to the Shares pursuant to Section 11 hereof, the Company will indemnify the holder of the Shares, its officers, directors and partners, legal counsel and accountants and each person controlling such holder of the Shares within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to Section 11 hereof, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse such holder of the Shares, its officers, directors, partners, legal counsel and accountants and each person controlling such holder of the Shares, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the holder of the Shares and stated to be specifically for use therein.

            12.2 The holder of the Shares will, if the Shares held by it are included in the securities as to which such registration, qualification or compliance is being effected or amended, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants against all claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other offering document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its directors, officers, partners, legal counsel and accountants, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other offering document in reliance upon and in conformity with written information furnished to the Company by the holder of the Shares specifically for use in such registration statement, prospectus, offering circular or other offering document; provided, however, that the obligations of the holder of the Shares hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the holder of the Shares (which consent shall not be unreasonably withheld).

            12.3 Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 12, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

      Section 13. Contribution. If the indemnification provided for in Section 12 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      Section 14. Notices. Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given on the date of delivery or refusal indicated on the return receipt if delivered or mailed by certified mail, return receipt requested:

      (a) If to the Warrantholder or a holder of Shares addressed to Pharmaceutical Product Development, Inc., 3151 South 17th Street, Wilmington, NC 28412; Attention: President.

      (b) If to the Company addressed to it at McGuardian Bldg, 2386 East Mall, Room 208, Vancouver, BC V6T 1Z3, Attention: Hassan Salari, President.

Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

      Section 15. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholder, or the holders of Shares shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 16. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 8 are complied with.

      Section 17. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

      Section 18. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholder and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholder, and the holders of Shares.

      Section 19. Amendments. This Agreement may be amended only by a written instrument executed by duly authorized representatives of the Company and the Warrantholder.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

CHEMOKINE THERAPEUTICS CORP.

By: _________________________
       Name: Hassan Salari
       Title: President

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

By: __________________________
       Name: _________________
       Title: Authorized Officer

                                    Exhibit A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT PURSUANT TO A REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED

                            Warrant Certificate No. 2

               WARRANT TO PURCHASE 500,000 SHARES OF COMMON STOCK

                              VOID AFTER 5:00 P.M.
                  PACIFIC TIME ON THE WARRANT TERMINATION DATE

                          CHEMOKINE THERAPEUTICS CORP.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

      This certifies that, for value received, Pharmaceutical Product Development, Inc., the registered holder hereof or assigns ("Warrantholder"), is entitled to purchase from Chemokine Therapeutics Corp. (the "Company"), at any time and from time to time during the period commencing at 9:00 a.m., Pacific Time, on the IPO Closing Date (as set forth in paragraph 3.1 of the 2004 Warrant Agreement), and before 5:00 p.m., Pacific Time, on the Warrant Termination Date (as determined in the 2004 Warrant Agreement), at the purchase price per share set forth in paragraph 7 of the 2004 Warrant Agreement (the "Warrant Price"), the number of shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), set forth above (the "Shares"). The number of Shares issuable upon exercise of each Warrant evidenced hereby and the Warrant Price shall be subject to adjustment from time to time as set forth in the Agreement referred to below.

      The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and simultaneous payment of the Warrant Price at the principal office of the Company pursuant to the terms of the Agreement.

      The Warrants evidenced hereby represent the right to purchase an aggregate of up to 500,000 Shares, subject to certain adjustments, and are issued under and in accordance with a certain 2004 Warrant Agreement, dated as of September 14, 2004 (the "Agreement"), between the Company and Warrant Holder and are subject to the terms and provisions contained in the Agreement, to all of which the Warrantholder by acceptance hereof consents.

      Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Shares of Common Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Shares of Common Stock as evidenced by the Warrant or Warrants exchanged. No fractional Shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Agreement.

      This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

      CHEMOKINE THERAPEUTICS CORP.

                  By:

                                Dr. Hassan Salari, President

      Dated: September 14, 2004

                          CHEMOKINE THERAPEUTICS CORP.
                                  PURCHASE FORM

      CHEMOKINE THERAPEUTICS CORP.
      19000 MacArthur Boulevard, Suite 500
      Irvine, CA 92612
      Attention: Hassan Salari, President

            The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, __________ Shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:

      __________________________________
      (Please Print or Type Name)

      __________________________________
      (Address, including zip code)

      __________________________________
      (Social Security No. or Tax I.D. No.)

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Shares purchasable under the Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Name of Warrantholder or Assignee:        ______________________________________
                                          (Please Print)

Address:   _________________________

Signature:  ________________________          Dated: ___________________________

Note: The signature on this purchase must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                   ASSIGNMENT

      (To be signed only upon assignment of Warrants)

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the attached Warrant with respect to the number of Shares covered by the Warrant set forth below:

      (Name and Address of Assignee Must Be Printed or Typewritten)

                         Social Security No.                              No. of
       Name of Assignee   or Tax I.D. No.      Address                    Shares

       _________________ ___________________  __________________________  ______

      and does hereby irrevocably constitute and appoint_________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

      Dated: ________

      ________________________________________________
      Signature of Registered Holder

Note: The signature on this assignment must correspond with the names as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                  ATTACHMENT C

         RESTATED ARTICLE IV OF THE RESTATED AND AMENDED CERTIFICATE OF
                                  INCORPORATION

                                   ARTICLE IV

                  (A) CLASSES OF STOCK. The Corporation is authorized to issue two classes of stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK." The total number of shares which the Corporation is authorized to issue is Fifty-Six Million (56,000,000) shares, each with a par value of $0.001 per share. Fifty Million (50,000,000) shares shall be Common Stock and Six Million (6,000,000) shares shall be Preferred Stock.

                  (B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.